Cross Border Outstandings by Region 1
December 31, 1997
($ billions)                            Preliminary


                          FX/                 Total   % of   Off B/S
                       Deriva- Trading       Outstand- Total Commit-
     Region      Loans   tives Assets  Other2  ings  Assets  ments3  Total

West. Europe      $1.8    $6.3   $5.7    $6.4  $20.2   14.4%   $0.7  $20.9
Japan              0.0     2.8    1.5     2.6    7.0    5.0     0.0    7.0
Latin America      1.3     0.1    3.8     0.9    6.2    4.4     0.3    6.5
Asia (ex. Japan)   0.6     2.6    1.2     1.3    5.7    4.0     0.2    5.8
Australia/NZ       0.1     2.3    0.5     0.4    3.3    2.3     0.0    3.3
Canada             0.3     0.7    0.7     0.4    2.2    1.5     0.1    2.2
Emerging Europe    0.4     0.2    1.1     0.1    1.7    1.2     0.3    2.0
Other              0.1     0.2    0.5     0.1    0.8    0.6     0.1    1.0
Total Cross Border $4.7  $15.2  $15.0   $12.2  $47.0   33.5%   $1.7  $48.7

1 Based on FFIEC instructions. Shown by country of ultimate risk. Excludes local country claims on local residents.
2 Other includes acceptances, resales, money market instruments and securities available for sale.
3 Commitments include L/C's and guarantees.

Risk-adjusted Credit Capital & Credit Exposure
December 31, 1997

(Regions as % of Total)            Preliminary

                                                         Risk-adjusted
               Region              Credit Exposure      Credit Capital
               US                            36.1%               54.0%

               West. Europe                   30.9               16.8

               Latin America                   5.8               12.0

               Asia (ex. Japan)                7.2                7.9

               Australia/NZ                    7.8                3.3

               Canada                          2.9                2.5

               Emerging Europe                 2.1                1.9

               Japan                           6.3                1.0

               Other                           0.9                0.5
                 Total                      100.0%              100.0%

Cross Border Outstandings by Country 1
December 31, 1997
($ billions)                            Preliminary

                          FX/                 Total   % of  Off B/S
                       Deriva- Trading      Outstand- Total Commit-
  Country       Loans   tives Assets  Other2   ings  Assets ments3  Total

Japan             $0.0    $2.8   $1.5    $2.6   $7.0   4.98%   $0.0   $7.0
France             0.4     1.0    0.9     1.9   4.1     2.96    0.2    4.3
Spain              0.2     0.2    0.7     2.4    3.5    2.53    0.0    3.5
Australia          0.1     2.1    0.3     0.4   2.9     2.05    0.0    2.9
Germany            0.1     0.9    1.0     0.7    2.7    1.94    0.1    2.9
Brazil             0.4     0.0    1.8     0.2   2.4     1.70    0.0    2.4
United Kingdom     0.1     1.8    0.3     0.1    2.3    1.67    0.1    2.4
Canada             0.3     0.7    0.7     0.4    2.2    1.54    0.1    2.2
Switzerland        0.1     0.6    0.9     0.4   1.9     1.36    0.0    2.0
Korea, Republic Of 0.1     0.7    0.2     0.7    1.6    1.14    0.1    1.7
Netherlands        0.1     0.5    0.3     0.4   1.4     0.98   0.1     1.4
Indonesia          0.2     0.7    0.1     0.1    1.2    0.86    0.0    1.2
Italy              0.2     0.3    0.5     0.1    1.1    0.79    0.0    1.1
Russian Federation 0.2     0.0    0.8     0.0   1.0     0.73    0.1    1.1
Mexico             0.2     0.0    0.7     0.1    0.9    0.67    0.1    1.0
Hong Kong          0.1     0.4    0.3     0.1    0.9    0.67    0.0    1.0
Cayman Islands     0.0     0.0    0.6     0.1    0.8    0.58    0.0    0.8
Argentina          0.2     0.0    0.4     0.1    0.7    0.52    0.1    0.8
Denmark            0.0     0.1    0.4     0.1   0.7     0.52    0.0    0.7
Thailand           0.0     0.5    0.0     0.1    0.6    0.40    0.0    0.6

1 Based on FFIEC instructions. Shown by country of ultimate risk. Excludes local country claims on local residents.
2 Other includes acceptances, resales, money market instruments and securities available for sale.
3 Commitments include L/C's and guarantees.